UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 9, 2006
LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8600 South Boulevard, P.O. Box 32368, Charlotte, NC	28232

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 9, 2006, Lance, Inc. (the “Company”) issued a press release with respect to its financial results for the fiscal year ended December 31, 2005. A copy of the press release is being furnished as Exhibit 99.1 hereto. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially.
Non-GAAP Financial Measures
The press release attached as Exhibit 99.1 hereto also contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission, including net earnings and earnings per share adjusted to exclude the effects of certain non-recurring acquisition and severance costs. The Company believes that these non-GAAP financial measures provide useful information to investors as the measures emphasize core on-going operations and are helpful in comparing past and present operating results. The Company uses these measures to evaluate past performance and prospects for future performance. The presentation of non-GAAP financial measures by the Company should not be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.
The information furnished under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated February 9, 2006, with respect to the Company’s financial results for the fiscal year ended December 31, 2005.
The press release furnished as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC.
Date: February 9, 2006	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
February 9, 2006	0-398
LANCE, INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated February 9, 2006, with respect to the Company’s financial results for the fiscal year ended December 31, 2005.